Exhibit 32.1

                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Novagen Solar Inc. on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Mills, President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 31, 2010

By /s/ Thomas Mills
Thomas Mills
Chief Executive Officer, President,
Chief Financial Officer and
Principal Accounting Officer